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                                                                      EXHIBIT 25

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM T-1

                               -----------------

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                               -----------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [_]

                               -----------------

                                 SUNTRUST BANK
              (Exact name of trustee as specified in its charter)

                Georgia                               58-0466330
(State of incorporation or organization  (I.R.S. employer identification no.)
      if not a U.S. national bank)
          303 Peachtree Street
               Suite 300
            Atlanta, Georgia                            30303
(Address of principal executive offices)              (Zip Code)

                               -----------------

                                   LEE JUDY
                             Senior Vice President
                                 SunTrust Bank
                     Corporate Trust Division, 10th Floor
                             919 East Main Street
                           Richmond, Virginia 23219
                                (804) 782-5170
           (Name, address and telephone number of agent for service)

                               -----------------

                       OLD DOMINION ELECTRIC COOPERATIVE

                Virginia                            23-7048405
    (State or other jurisdiction of      (IRS employer identification no.)
     incorporation or organization)
       Innsbrook Corporate Center
        4201 Dominion Boulevard
          Glen Allen, Virginia                         23060
(Address of principal executive offices)            (Zip Code)

                               -----------------

                              Senior Obligations
                      (Title of the indenture securities)


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1.  General information.

    Furnish the following information as to the trustee--

          Name and address of each examining or supervising authority to which it is subject.

          Department of Banking and Finance,
          State of Georgia
          Atlanta, Georgia

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

          Whether it is authorized to exercise corporate trust powers.

          Yes.

2.  Affiliations with obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

3-12No responses are included for Items 3 through 12. Responses to those Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.

13. Defaults by the Obligor.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

        There is not and has not been any default under this indenture.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

    There has not been any such default.

14-15No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.

16. List of Exhibits.

    List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

     (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 1)

     (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

     (5) Not applicable.

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2001.

     (8) Not applicable.

     (9) Not applicable.

                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 21st day of August, 2001.

                                          SUNTRUST BANK

                                          /S/ LEE JUDY
                                          By:__________________________________
                                          Lee Judy
                                          Trust Officer

                                                           EXHIBIT 1 TO FORM T-1

                            ARTICLES OF ASSOCIATION
                                      OF
                                 SUNTRUST BANK

        (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

                                                           EXHIBIT 2 TO FORM T-1

                           CERTIFICATE OF AUTHORITY
                                      OF
                      SUNTRUST BANK TO COMMENCE BUSINESS

                            (Included in Exhibit 1)

                                                           EXHIBIT 3 TO FORM T-1

                                 AUTHORIZATION
                                      OF
                           SUNTRUST BANK TO EXERCISE
                            CORPORATE TRUST POWERS

                            (Included in Exhibit 1)

                                                           EXHIBIT 4 TO FORM T-1

                                    BY-LAWS
                                      OF
                                 SUNTRUST BANK

        (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

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                                                           EXHIBIT 5 TO FORM T-1

                   (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                                                           EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE

   Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Debt Securities of Old Dominion Electric Cooperative, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          SUNTRUST BANK

                                          /S/ LEE JUDY
                                          By: _________________________________
                                          Lee Judy
                                          Trust Officer

                                                           EXHIBIT 7 TO FORM T-1

                              REPORT OF CONDITION

                                  (ATTACHED)

                                                                       FFIEC 031
                                                                          RC-1
                                                                       ---------
                                                                           11
                                                                       ---------

                                 SUNTRUST BANK
                               ATLANTA, GA 30302

FDIC Certificate Number -- 00867

            Consolidated Report of Condition for Insured Commercial
             and State-Chartered Savings Banks for March 31, 2001

   All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                          Schedule RC--Balance Sheet
                          Dollar Amounts in Thousands

ASSETS
 1.                                                                             RCFD
      Cash and balances due from depository institutions (from Schedule RC-A):  ----
      a. Noninterest-bearing balances and currency and coin (1)................ 0081   3,752,683  1.a
      b. Interest-bearing balances (2)......................................... 0071     253,289  1.b
 2.   Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A)............ 1754           0  2.a
      b. Available-for-sale securities (from Schedule RC-B, column D).......... 1773  17,660,633  2.b
 3.   Federal funds sold and securities purchased under agreements to resell... 1350   2,339,417  3
 4.   Loans and lease financing receivables: (from Schedule RC-C)
      a. Loans and leases held for sale........................................ 5369   2,371,711  4.a
      b. Loans and Leases, net of unearned income...... B528     70,147,551                       4.b
      c. LESS: Allowance for loan and lease losses..... 3123        854,744                       4.c
      d. Loans and leases, net of unearned income, allowance, and reserve (item
        4.b minus 4.c)......................................................... B529  69,292,807  4.d
 5.   Trading assets (from Schedule RC-D)...................................... 3545     566,751  5
 6.   Premises and fixed assets (including capitalized leases)................. 2145   1,297,516  6
 7.   Other real estate owned (from Schedule RC-V)............................. 2150      34,863  7
 8.   Investments in unconsolidated subsidiaries and associated companies (from
        Schedule RC-M)......................................................... 2130           0  8
 9.   Customers' liability to this bank on acceptances outstanding............. 2155     103,607  9
10.   Intangible assets........................................................
      a. Goodwill.............................................................. 3163     257,967 10.a
      b. Other intangible assets (from Schedule RC-M).......................... 0426     377,437 10.b
11.   Other assets (from Schedule RC-F)........................................ 2160   2,134,204 11
                                                                                     -----------
12.   Total assets (sum of items 1 through 11)................................. 2170 100,442,885 12
                                                                                     ===========

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(1)Includes cash items in process of collection and unposted debits.
(2)Includes time certificates of deposit not held for trading.

                                                                       FFIEC 031
                                                                          RC-2
                                                                       ---------
                                                                           12
                                                                       ---------

                                 SUNTRUST BANK
                               ATLANTA, GA 30302

                       FDIC Certificate Number -- 00867

                            Schedule RC--Continued
                          Dollar Amounts in Thousands

LIABILITIES
13.....                                                                                 RCON
          Deposits:                                                                     ----
          a. In domestic offices (sum of totals of columns A and C from Schedule
            RC-E, part 1).............................................................. 2200  58,032,413   13.a
             (1) Noninterest-bearing (1)........... 6631            9,032,006                            13.a.1
             (2) Interest-bearing.................. 6636           49,000,407                            13.a.2
                                                                                        RCFN
                                                                                        ----
          b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
            Schedule RC-E, part II).................................................... 2200   4,984,307 13.b
             (1) Noninterest-bearing............... 6631                    0                            13.b.1
             (2) Interest-bearing.................. 6636            4,984,307                            13.b.2
                                                                                        RCFD
                                                                                        ----
14.       Federal funds purchased and securities sold under agreements to repurchase................................................................. 2800  14,325,221 14
15.       Trading liabilities (from Schedule RC-D)..................................... 3548           0 15
16.       Other borrowed money (includes mortgage indebtedness and obligations
            under capitalized leases) (from Schedule RC-M):............................ 3190   9,862,320 16
17.       Not applicable
18.       Bank's liability on acceptances executed and outstanding..................... 2920     103,607 18
19.       Subordinated notes and debentures (2)........................................ 3200   1,493,549 19
20.       Other liabilities (from Schedule RC-G)....................................... 2930   2,712,568 20
                                                                                             -----------
21.       Total liabilities (sum of items 13 through 20)............................... 2948  91,513,985 21
                                                                                             -----------
22.       Minority interest in consolidated subsidiaries............................... 3000     166,493 22
EQUITY CAPITAL
23.       Perpetual preferred stock and related surplus................................ 3838           0 23
24.       Common stock................................................................. 3230      21,600 24
25.       Surplus (exclude all surplus related to preferred stock)..................... 3839   2,516,538 25
26.       a. Retained earnings......................................................... 3632   5,262,819 26.a
          b. Accumulated other comprehensive income (3)................................ B530     961,450 26.b
27.       Other equity capital components (4).......................................... A130           0 27
28.       Total equity capital (sum of items 23 through 27)............................ 3210   8,762,407 28
                                                                                             -----------
29.       Total liabilities, minority interest, and equity capital (sum of items 21, 22 and 28).................................................................... 3300 100,442,885 29
                                                                                             ===========
Memorandum
To be reported only with the March Report of Condition.
                                                                                        RCFD   Number
                                                                                        ---- -----------
 1.....   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
            the bank by independent external auditors as of any date during 2000....... 6724           2 M.1

1=. Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2=. Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3=. Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4=. Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5=. Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6=. Review of the bank's financial statements by external auditors

7=. Compilation of the bank's financial statements by external auditors

8=. Other audit procedures (excluding tax preparation work)

9=. No external audit work

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(1)Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)Includes limited-life preferred stock and related surplus.
(3)Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains(losses) on cash flow hedges, cumulative currency translation adjustments, and minimum pension liability adjustments.
(4)Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                                                           EXHIBIT 8 TO FORM T-1
                   (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                                                           EXHIBIT 9 TO FORM T-1
                   (INTENTIONALLY OMITTED. NOT APPLICABLE.)